                                                                 CONFORMED
                                                                EXHIBIT 23




INDEPENDENT AUDITORS' CONSENT


                 We consent to the incorporation by reference of our report dated January 18, 1994, appearing in this Annual Report on Form 10-K of Chrysler Corporation for the year ended December 31, 1993, in the following Registration Statements:

                                     Registration
                   Form             Statement No.          Description
              --------------      ------------------   -------------------
                    S-8                33-5588         Chrysler Salaried Employees' Savings Plan

                    S-8                33-6117         Chrysler Corporation Stock Option Plan

                    S-3                33-13739        Chrysler Corporation Common Stock deliverable to Selling stockholder named therein

                    S-3                33-15716        Chrysler Corporation Common Stock deliverable to Selling stockholder named therein

                    S-8                33-15544        Chrysler Corporation Common Stock
                                   (Post-Effective     deliverable pursuant to the 1972 and
                                   Amendment No. 1)    1980 American Motors Corporation Stock Option Plans

                    S-3                33-15849        Chrysler Corporation Debt Securities

                    S-3                33-22233        Chrysler Corporation Common Stock deliverable to Selling stockholders named therein

                    S-3                33-39688        Chrysler Corporation Common Stock deliverable to Selling stockholders named therein

                    S-8                33-47986        Chrysler Corporation 1991 Stock Compensation Plan

                    S-3                33-59294        Chrysler Corporation Common Stock deliverable to Selling stockholders named therein



DELOITTE & TOUCHE
Detroit, Michigan
February 4, 1994